THE WEITZ FUNDS

Value Fund
Hickory Fund
Partners Value Fund
Balanced Fund
Fixed Income Fund
Government Money Market Fund

QUARTERLY REPORT

December 31, 2005

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980      800-304-9745      402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Six Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all six of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

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PORTFOLIO MANAGER LETTER – WEITZ EQUITY FUNDS

January 16, 2006

Dear Fellow Shareholder:

          The 4th quarter of 2005 was a good one for our Funds. The Value Fund was +2.9%, Hickory +3.2% and Partners Value +3.0%. During the same period, the S&P 500 was +2.1%, the Russell 2000 was up 1.1% and the Nasdaq Composite was +2.7%.

          These gains were not enough to offset a dreary first nine months, though, and the Funds ended the year with small losses. Adding insult to injury, the major indices were up slightly for the year. Our companies’ businesses generally performed well in 2005, but short-term concerns weighed on their stock prices. As a result, many of our stocks are considerably cheaper (relative to their intrinsic values) than they were a year ago, and we feel very good about their prospects.

          The table below shows the investment results through December 31, 2005 for the three Funds (after deducting all expenses) and for the S&P 500 (larger companies), the Russell 2000 (smaller companies), and the Nasdaq Composite (a proxy for technology companies). As usual (even when we are proud of our short-term results), we suggest shareholders focus on the longer-term results.

	Total Returns*	Average Annual Total Returns*

	3-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value	2.9%	-2.8%	13.1%	3.8%	14.0%	14.9%	N/A
Hickory	3.2	-0.2	21.9	4.1	13.2	N/A	N/A
Partners Value**	3.0	-2.4	12.1	3.0	14.0	15.3	13.6%

S&P 500	2.1	4.9	14.4	0.5	9.1	11.5	11.9
Russell 2000	1.1	4.6	22.1	8.2	9.3	N/A	N/A
Nasdaq Composite	2.7	2.1	18.9	-1.8	8.1	12.6	10.0

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Portfolio Review: Business Values Went Up—Stock Prices Went Down

          Our investment philosophy is built on the premise that a company’s stock price is related to the underlying intrinsic business value of that company. The stock price may appear to be disconnected from intrinsic value for extended periods, but over the long term, the gravitational force of business value pulls the stock price along with it (up or down). Given this orientation, our investment team can focus on calculating and monitoring changes in companies’ business values and when a cheap stock gets cheaper, we generally buy more.

          This approach has worked very well for us over the past 20+ years, but it does expose our portfolios to the risk of being out of step with the general market. When we are out of step in a positive way, we look smart and investors cheer. But in a year like 2005, we test our clients’ patience. As several of our favorite companies’ stocks went down, we rechecked our valuations and bought more shares. Here are some examples.

          Fannie Mae’s total return was -30% in 2005, but it made good progress last year in recovering from its accounting scandal. It met its new, higher capital requirement, its accounting review has apparently failed to find additional significant misstatements, and new management is repairing its relationship with its regulators. If Congress forces Fannie to narrow the scope of its business, its long-term prospects will dim considerably, but we think the risk/reward from here should be favorable. We were early in adding to our positions as the stock declined, but as of mid-January, 2006, the stock is about 30% above its September low point.

          Comcast’s stock price fell over 21% during 2005 despite the fact that its revenues and free cash flow grew strongly during the year. The number of Comcast digital video, broadband and cable telephone subscribers is growing nicely and their programming assets are growing in value. Comcast does face increasing competition from satellite and telephone companies, but strong, growing cash flows in the hands of the best management in the cable industry give us confidence that the stock can sell 50% higher over the next 2-3 years.

          Countrywide Financial declined about 6% in 2005 even though its earnings increased and it grew its share of the mortgage origination and servicing markets. Countrywide is a cyclical growth company that we believe is worth at least 50% more than it is selling for today.

          Redwood Trust’s total return for 2005 was -24%. We sold some shares in the 60’s and repurchased them in the 40’s and 50’s, but our overall return was still negative. Redwood invests in high quality mortgages and mortgage-backed securities. They are highly disciplined and very good at what they do. They are willing to sell assets and hold cash if opportunities are scarce (just as Warren Buffett is willing to stop writing insurance if premiums are inadequate) and their conservative posture is currently depressing earnings. We have been Redwood’s largest shareholder for most of its 11-year history, and in August we petitioned their board for permission to raise our ownership stake. They agreed and we bought more.

          Tyco was a troubled company in 2002 when Ed Breen was hired to turn around the business. He has done a great job, and while we have followed the company’s progress, we did not buy it until June of 2005. A minor earnings disappointment gave us a buying opportunity, and we have continued to accumulate the stock as it has traded between 25 and 30. We like Tyco’s ability to generate discretionary cash flow, and we trust management to allocate that cash well. Recently, the company announced a plan to split the company into three parts, which should help investors recognize that the stock has an intrinsic value in the mid-30’s.

          In each of these cases, the value of the business increased relative to its stock price and we were able to buy more shares at bigger discounts to value. We hold relatively large positions in each of these stocks in all three Funds, so their price weakness held back our investment results. We do not enjoy producing poor short-term results, but we know that the vast majority of our investment returns over the years have come from large positions in stocks that went down first before turning into major winners.

Outlook: Higher Market Volatility—More Investment Opportunities

          The economic backdrop for the stock and bond markets was fairly stable and benign in 2005. Our working assumption is that, on balance, the environment will continue to be positive in the new year. It does seem plausible, though, that there may be pockets of weakness that cause the markets to be more volatile than they were last year.

          There are signs that the boom in residential and vacation real estate is cooling. This could mean some slowdown in construction activity, moderation of real estate price inflation, increased mortgage defaults, and less home equity credit available for consumer spending. Softness need not lead to recession or serious credit problems, but scary headlines could periodically roil the markets.

          All of the other “usual suspects,” including credit market speculation, trade and currency imbalances, derivatives and geopolitical tensions are also always out there. This should not necessarily frighten us—a little volatility can be helpful to value investors—but shareholders should be prepared for the possibility of a little more market turbulence than we have experienced lately.

          If you have questions about this letter or any other part of this report, please call one of our client service representatives. If they don’t have an answer for you, they will pass your question on to me or another member of the investment team.

Sincerely,

Wallace R. Weitz
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1996	18.7%	22.9%	–4.2%
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7

10-Year Cumulative Return ended Dec. 31, 2005	270.4	138.3	132.1
10-Year Average Annual Compound Return ended Dec. 31, 2005	14.0	9.1	4.9

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1995, through December 31, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2005 was –2.8%, 3.8% and 14.0%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – VALUE FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	9.1%	Media Content and Distribution	23.9%
Fannie Mae	6.6	Mortgage Services	17.9
Comcast	6.3	Banking and Insurance	16.5
Tyco International	6.3	Consumer Products and Services	10.3
Countrywide Financial	6.1	Diversified Industries	6.3
Liberty Media	6.1	Telecommunications	4.6
Wal-Mart	4.8	Gaming, Lodging and Leisure	3.9
Washington Post	4.1	Healthcare	3.6
Liberty Global	3.6	Real Estate	0.6
Telephone & Data Systems	3.2	Short-Term Securities/Other	12.4

	56.2%		100.0%

*     As of December 31, 2005

Largest Net Purchases and Sales for Quarter Ended December 31, 2005

Net Purchases ($mil)		Net Sales ($mil)

News Corp.	$26	Freddie Mac	$40
Liberty Global	26	Insight Communications (eliminated)	31
Fannie Mae	15	Qwest Communications	26
Comcast	13	Wal-Mart	20
Viacom (new)	9	Molson Coors Brewing (eliminated)	19

	$89		$136

Net Portfolio Sales		$ 61

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2005

Positive ($mil)		Negative ($mil)

Fannie Mae	$22	Comcast	$(23)
Berkshire Hathaway	22	Liberty Global	(20)
Qwest Communications	18	Telephone & Data Systems	(8)
Freddie Mac	14	Redwood Trust	(8)
Wal-Mart	12	Washington Post	(6)

	$88		$(65)

Net Portfolio Gains		$ 98

VALUE FUND

Schedule of Investments in Securities
December 31, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 87.6%

Media Content and Distribution — 23.9%

Newspaper, Television, Radio and Content — 14.0%
Liberty Media Corp. - A*	25,000,000	$196,750,000
The Washington Post Co. CL B	172,000	131,580,000
News Corp. - CL A	4,200,000	65,310,000
Discovery Holding Co. - A*	2,480,000	37,572,000
Viacom Inc. - CL B	300,000	9,780,000
Cumulus Media, Inc. - CL A*	551,200	6,840,392
CBS Corp. CL B - When Issued*	200,000	5,100,000

		452,932,392
Cable Television — 9.9%
Comcast Corp. - Special CL A*	8,000,000	205,520,000
Liberty Global, Inc. - C*	3,359,000	71,210,800
Liberty Global, Inc. - A*	2,000,000	45,000,000
Adelphia Communications Corp. CL A* #	7,029,000	281,160

		322,011,960

		774,944,352
Mortgage Services — 17.9%

Originating and Investing — 9.3%
Countrywide Financial Corp.	5,800,000	198,302,000
Redwood Trust, Inc.†	2,250,000	92,835,000
Newcastle Investment Corp.	300,000	7,455,000
Bimini Mortgage Management, Inc.	400,000	3,620,000

		302,212,000
Government Agency — 8.6%
Fannie Mae	4,400,000	214,764,000
Freddie Mac	967,000	63,193,450

		277,957,450

		580,169,450
Banking and Insurance — 16.5%

Insurance — 12.0%
Berkshire Hathaway, Inc. CL B* (a)	73,000	214,291,500
Berkshire Hathaway, Inc. CL A*	900	79,758,000
American International Group, Inc.	1,365,000	93,133,950

		387,183,450
Banking — 4.5%
Washington Mutual, Inc.	2,340,000	101,790,000
U.S. Bancorp	1,200,000	35,868,000
Hudson City Bancorp, Inc.	800,000	9,696,000

		147,354,000

		534,537,450

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Products and Services — 10.3%

Retailing — 9.0%
Wal-Mart Stores, Inc.	3,300,000	$154,440,000
IAC/InterActiveCorp*	2,600,000	73,606,000
Expedia, Inc.* (a)	2,700,000	64,692,000

		292,738,000
Consumer Goods — 1.3%
Anheuser-Busch Cos., Inc.	1,000,000	42,960,000

		335,698,000

Diversified Industries — 6.3%

Tyco International Ltd.	7,100,000	204,906,000

Telecommunications — 4.6%

Telephone and Data Systems, Inc. - Special	1,728,300	59,816,463
Telephone and Data Systems, Inc.	1,192,800	42,976,584
Qwest Communications International, Inc.*	8,000,000	45,200,000

		147,993,047

Gaming, Lodging and Leisure — 3.9%

Host Marriott Corp.	4,600,000	87,170,000
Six Flags, Inc.* †	5,150,000	39,706,500

		126,876,500

Healthcare — 3.6%

Suppliers and Distributors — 2.6%
Cardinal Health, Inc.(a)	1,200,000	82,500,000

Managed Care — 1.0%
UnitedHealth Group, Inc.	300,000	18,642,000
WellPoint, Inc.*	180,000	14,362,200

		33,004,200

		115,504,200

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Real Estate — Property Ownership and Management — 0.6%

CBRE Realty Finance, Inc.# †	1,350,000	$20,250,000

Total Common Stocks (Cost $2,332,837,827)		2,840,878,999

SHORT-TERM SECURITIES — 13.0%

Wells Fargo Advantage Government Money Market Fund 4.2%(c)	73,861,467	73,861,467
Milestone Treasury Obligations Portfolio 3.8%(c)	43,331,011	43,331,011
U.S. Treasury Bill 3.949% 3/16/06(b)	$305,000,000	302,620,390

Total Short-Term Securities (Cost $419,772,473)		419,812,868

Total Investments in Securities (Cost $2,752,610,300)		3,260,691,867
Covered Call Options Written — (0.3%)		(10,910,000)
Other Liabilities in Excess of Other Assets — (0.3%)		(9,271,552)

Net Assets — 100%		$3,240,510,315

Net Asset Value Per Share		$35.42

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	January 2006 / $60	1,200,000	$(10,620,000)
Expedia, Inc.	April 2006 / $25	200,000	(290,000)

Total Call Options Written (premiums received $4,897,884)			$(10,910,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged as collateral on outstanding written options and/or when issued securities.

(b)	Rate presented represents the yield to maturity at the date of purchase.

(c)	Rate presented represents the annualized 7-day yield at December 31, 2005.

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FUND PERFORMANCE — HICKORY FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1996	35.4%	22.9%	12.5%
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1

10-Year Cumulative Return ended Dec. 31, 2005	245.7	138.3	107.4
10-Year Average Annual Compound Return ended Dec. 31, 2005	13.2	9.1	4.1

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1995, through December 31, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The  Fund’s average  annual  total return  for the one, five and ten year periods ended December 31, 2005 was –0.2%, 4.1% and 13.2%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – HICKORY FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	8.7%	Mortgage Services	23.7%
Tyco International	7.3	Media Content and Distribution	20.7
Countrywide Financial	7.3	Consumer Products and Services	20.5
Fannie Mae	7.3	Insurance	8.8
Liberty Media	6.8	Diversified Industries	7.3
Redwood Trust	5.9	Gaming, Lodging and Leisure	2.9
Wal-Mart	4.8	Telecommunications	2.8
Comcast	4.6	Commercial Services	2.7
Cabela’s	4.2	Real Estate	2.0
Cumulus Media	4.2	Healthcare	0.8
		Short-Term Securities/Other	7.8
	61.1%
			100.0%

* As of December 31, 2005

Largest Net Purchases and Sales for Quarter Ended December 31, 2005

Net Purchases ($mil)		Net Sales ($mil)

Redwood Trust	$5.1	Qwest Communications (eliminated)	$11.2
Fannie Mae	4.2	Pediatrix (eliminated)	7.1
Liberty Global	2.7	Cardinal Health (eliminated)	6.3
Comcast	2.6	Freddie Mac	5.5
Tyco International	2.3	Janus Capital (eliminated)	5.3

	$16.9		$35.4

Net Portfolio Sales		$14.3

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2005

Positive ($mil)		Negative ($mil)

Fannie Mae	$2.4	Liberty Global	$(2.3)
Berkshire Hathaway	2.2	Comcast	(1.6)
Qwest Communications	1.9	Cabela’s	(1.4)
Coinstar	1.6	Redwood Trust	(1.2)
Expedia	1.5	Telephone & Data Systems	(0.6)

	$9.6		$(7.1)

Net Portfolio Gains		$11.5

HICKORY FUND

Schedule of Investments in Securities
December 31, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 92.2%

Mortgage Services — 23.7%

Originating and Investing — 15.1%
Countrywide Financial Corp.	715,000	$24,445,850
Redwood Trust, Inc.	480,200	19,813,052
Newcastle Investment Corp.	140,000	3,479,000
Bimini Mortgage Management, Inc.	300,000	2,715,000

		50,452,902
Government Agency — 8.6%
Fannie Mae	500,000	24,405,000
Freddie Mac	65,600	4,286,960

		28,691,960

		79,144,862
Media Content and Distribution — 20.7%

Newspaper, Television, Radio and Content — 12.0%
Liberty Media Corp. - A*	2,900,000	22,823,000
Cumulus Media, Inc. - CL A*	1,130,000	14,023,300
Discovery Holding Co. - A*	214,758	3,253,584

		40,099,884
Cable Television — 8.7%
Comcast Corp. - Special CL A*	600,000	15,414,000
Liberty Global, Inc. - C*	650,000	13,780,000

		29,194,000

		69,293,884
Consumer Products and Services — 20.5%

Retailing— 16.8%
Wal-Mart Stores, Inc.	340,000	15,912,000
Cabela’s, Inc. CL A*	855,000	14,193,000
IAC/InterActiveCorp*	302,500	8,563,775
Expedia, Inc.*	350,000	8,386,000
AutoZone, Inc.*	80,000	7,340,000
Cost Plus, Inc.*	110,000	1,886,500

		56,281,275
Education — 3.7%
ITT Educational Services, Inc.*	115,000	6,797,650
Corinthian Colleges, Inc.*	475,600	5,602,568

		12,400,218

		68,681,493
Insurance — 8.8%

Berkshire Hathaway, Inc. CL A*	330	29,244,600

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Industries — 7.3%

Tyco International Ltd.	850,000	$24,531,000

Gaming, Lodging and Leisure — 2.9%

Six Flags, Inc.*	700,000	5,397,000
Host Marriott Corp.	230,000	4,358,500

		9,755,500

Telecommunications — 2.8%

Telephone and Data Systems, Inc. - Special	206,600	7,150,426
Lynch Interactive Corp.* #	1,005	2,184,870

		9,335,296

Commercial Services — 2.7%

Coinstar, Inc.*	400,000	9,132,000

Real Estate — Property Ownership and Management — 2.0%

CBRE Realty Finance, Inc.#	450,000	6,750,000

Healthcare — Suppliers and Distributors — 0.8%

Centene Corp.*	100,000	2,629,000

Total Common Stocks (Cost $300,432,735)		308,497,635

SHORT-TERM SECURITIES — 8.4%

Wells Fargo Advantage Government Money Market Fund 4.2%(b) (Cost $28,034,317)	28,034,317	28,034,317

Total Investments in Securities (Cost $328,467,052)		336,531,952
Other Liabilities in Excess of Other Assets — (0.6%)		(1,891,985)

Net Assets — 100%		$334,639,967

Net Asset Value Per Share		$32.71

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(b)	Rate presented represents the annualized 7-day yield at December 31, 2005.

FUND PERFORMANCE — PARTNERS VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1996	19.2%	22.9%	–3.7%
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3

10-Year Cumulative Return ended Dec. 31, 2005	270.0	138.3	131.7
10-Year Average Annual Compound Return ended Dec. 31, 2005	14.0	9.1	4.9

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1995, through December 31, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2005 was –2.4%, 3.0% and 14.0%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – PARTNERS VALUE FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	9.1%	Media Content and Distribution	24.3%
Fannie Mae	6.4	Banking and Insurance	18.7
Countrywide Financial	6.3	Mortgage Services	16.2
Tyco International	6.3	Consumer Products and Services	11.2
Comcast	6.2	Gaming, Lodging and Leisure	7.4
Liberty Media	6.2	Diversified Industries	6.3
Wal-Mart	4.8	Healthcare	3.7
Washington Post	4.6	Telecommunications	3.4
Washington Mutual	3.6	Real Estate	0.6
Telephone & Data Systems	3.4	Short-Term Securities/Other	8.2

	56.9%		100.0%

*	As of December 31, 2005

Largest Net Purchases and Sales for Quarter Ended December 31, 2005

Net Purchases ($mil)		Net Sales ($mil)

News Corp.	$17	Qwest Communications (eliminated)	$37
Comcast	13	Freddie Mac	36
Liberty Global	12	Insight Communications (eliminated)	25
Cabela’s	11	Wal-Mart	15
Countrywide Financial	10	Molson Coors Brewing (eliminated)	13

	$63		$126

Net Portfolio Sales		$ 110

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2005

Positive ($mil)		Negative ($mil)

Berkshire Hathaway	$14	Comcast	$(14)
Fannie Mae	14	Liberty Global	(13)
Wal-Mart	8	Telephone & Data Systems	(6)
Washington Mutual	8	Washington Post	(4)
Host Marriott	8	Redwood Trust	(4)

	$52		$(41)

Net Portfolio Gains		$ 66

PARTNERS VALUE FUND

Schedule of Investments in Securities
December 31, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 91.8%

Media Content and Distribution — 24.3%

Newspaper, Television, Radio and Content — 14.8%
Liberty Media Corp. - A*	16,300,000	$128,281,000
The Washington Post Co. CL B	125,000	95,625,000
News Corp. - CL A	2,600,000	40,430,000
Discovery Holding Co. - A*	1,630,000	24,694,500
Viacom Inc. - CL B	200,000	6,520,000
Daily Journal Corp.* †	116,000	5,255,960
CBS Corp. CL B - When Issued*	200,000	5,100,000

		305,906,460
Cable Television — 9.5%
Comcast Corp. - Special CL A*	5,000,000	128,450,000
Liberty Global, Inc. - C*	2,150,692	45,594,671
Liberty Global, Inc. - A*	1,000,000	22,500,000
Adelphia Communications Corp. CL A* #	4,548,000	181,920

		196,726,591

		502,633,051
Banking and Insurance — 18.7%

Insurance — 12.0%
Berkshire Hathaway, Inc. CL B* (a)	34,000	99,807,000
Berkshire Hathaway, Inc. CL A*	1,000	88,620,000
American International Group, Inc.	885,000	60,383,550

		248,810,550
Banking — 6.7%
Washington Mutual, Inc.	1,700,000	73,950,000
U.S. Bancorp	1,100,000	32,879,000
North Fork Bancorporation, Inc.	900,000	24,624,000
Hudson City Bancorp, Inc.	600,000	7,272,000

		138,725,000

		387,535,550

Mortgage Services — 16.2%

Originating and Investing — 8.5%
Countrywide Financial Corp.	3,800,000	129,922,000
Redwood Trust, Inc.	1,100,000	45,386,000

		175,308,000
Government Agency — 7.7%
Fannie Mae	2,700,000	131,787,000
Freddie Mac	423,000	27,643,050

		159,430,050

		334,738,050

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Products and Services — 11.2%

Retailing — 9.9%
Wal-Mart Stores, Inc.	2,100,000	$98,280,000
IAC/InterActiveCorp*	1,600,000	45,296,000
Expedia, Inc.* (a)	1,800,000	43,128,000
Cabela’s, Inc. CL A*	1,109,000	18,409,400

		205,113,400

Consumer Goods — 1.3%
Anheuser-Busch Cos., Inc.	600,000	25,776,000

		230,889,400

Gaming, Lodging and Leisure — 7.4%

Host Marriott Corp.	3,500,000	66,325,000
Hilton Hotels Corp.	1,200,000	28,932,000
Six Flags, Inc.*	3,700,000	28,527,000
Harrah’s Entertainment, Inc.(a)	400,000	28,516,000

		152,300,000

Diversified Industries — 6.3%

Tyco International Ltd.	4,500,000	129,870,000

Healthcare — 3.7%

Suppliers and Distributors — 2.7%
Cardinal Health, Inc.(a)	800,000	55,000,000

Providers — 1.0%
Laboratory Corporation of America Holdings* (a)	400,000	21,540,000

		76,540,000

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Principal
	amount
	or shares	Value

Telecommunications — 3.4%

Telephone and Data Systems, Inc. - Special	1,588,300	$54,971,063
Telephone and Data Systems, Inc.	451,000	16,249,530

		71,220,593

Real Estate — Construction and Development — 0.6%

Forest City Enterprises, Inc. CL A	311,800	11,826,574

Commercial Services — 0.0%

Intelligent Systems Corp.* #	130,409	279,075

Total Common Stocks (Cost $1,495,065,980)		1,897,832,293

SHORT-TERM SECURITIES — 9.6%

Wells Fargo Advantage Government Money Market Fund 4.2%(c)	84,427,638	84,427,638
Milestone Treasury Obligations Portfolio 3.8%(c)	43,412,279	43,412,279
U.S. Treasury Bill 3.949% 3/16/06(b)	$70,500,000	69,949,959

Total Short-Term Securities (Cost $197,780,539)		197,789,876

Total Investments in Securities (Cost $1,692,846,519)		2,095,622,169
Covered Call Options Written — (0.6%)		(11,665,000)
Other Liabilities in Excess of Other Assets — (0.8%)		(15,964,251)

Net Assets — 100%		$2,067,992,918

Net Asset Value Per Share		$22.77

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

		Shares subject to option
	Expiration date/ Strike price
			Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	January 2006 / $60	800,000	$(7,080,000)
Expedia, Inc.	April 2006 / $25	100,000	(145,000)
Harrah’s Entertainment, Inc.	May 2006 / $70	400,000	(2,280,000)
Laboratory Corporation of America Holdings	May 2006 / $50	400,000	(2,160,000)

Total Call Options Written (premiums received $6,596,401)			$(11,665,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged as collateral on outstanding written options and/or when issued securities.

(b)	Rate presented represents the yield to maturity at the date of purchase.

(c)	Rate presented represents the annualized 7-day yield at December 31, 2005.

PORTFOLIO MANAGER LETTER – WEITZ BALANCED FUND

January 15, 2006

Dear Fellow Shareholder:

          The Balanced Fund had a good fourth quarter with a total return of 2.5% versus 1.5% for our primary benchmark, the Blended Index†. For the full calendar year we showed a modest gain. The Fund’s solid two-year returns and future prospects are encouraging. Our stocks are materially cheaper than they were a year ago, and the outlook for bonds is slightly better as well due to much higher short-term interest rates.

          The table below shows the results of the Balanced Fund over various time periods through December 31, 2005, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*	Average Annual Total Returns*

	3-Mos.	1-Year	2-Year	Since Inception

Weitz Balanced Fund	2.5%	1.7%	6.7%	7.6%

Blended Index†	1.5	3.6	5.6	8.3
S&P 500	2.1	4.9	7.9	12.5
Lehman Brothers Intermediate U.S. Government/Credit Index	0.5	1.6	2.3	2.1

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

          The Balanced Fund’s asset allocation is largely unchanged from the third quarter at 53% stocks and 47% bonds and short-term securities. We invested in four new companies during the quarter -- News Corporation, Viacom Inc., CBS Corporation and Outback Steakhouse, Inc. These purchases were largely offset by the elimination of ITT Educational Services, whose stock reached our estimate of full value, and the partial sale of Freddie Mac, whose stock also rose significantly during the quarter. Brief profiles of the new investments follow.

          News Corporation is a diverse collection of global media assets controlled by Rupert Murdoch. The business mix includes faster growing assets such as cable networks (Fox News, FX and Fox Sports Net) and direct broadcast satellite television distribution, as well as businesses with significant current cash flows but longer-term challenges. These slower growing assets include television production and broadcasting (Fox network plus local stations), the Fox movie studio, newspapers, magazines and book publishing. The company’s basic strategy is to use cash flows from the slower growing businesses to fund both existing and new growth businesses.

          Viacom Inc. was a diverse collection of global media assets controlled by Sumner Redstone. Viacom’s board took a different strategic path from News Corp. and split into two separate companies at year end – Viacom Inc. and

CBS Corporation. The “new” Viacom is a growth vehicle whose primary strategy is to reinvest in the business to fuel even faster growth. Viacom’s core assets are cable networks (MTV, VH1, Comedy Central, Nickelodeon, etc.) and the Paramount Pictures movie studio. CBS Corporation is a cash flow vehicle whose primary strategy is to return significant capital to shareholders via dividends and/or share repurchase. CBS consists of slower growing traditional media assets including television (networks, local stations, production and syndication), radio, outdoor advertising, publishing and theme parks.

          Outback Steakhouse, Inc. operates and licenses casual dining restaurants using several concepts. The company’s portfolio approach provides multiple avenues for growth. Outback is the dominant national steakhouse chain, but store-level performance has deteriorated recently as the concept continues to mature. Keys to the investment include: (1) a modest revitalization of the core Outback brand over time, (2) continued success of the promising and rapidly growing Carrabba’s Italian Grill and Bonefish Grill chains and (3) longer-term development of the company’s emerging brand portfolio.

Outlook

          After a very strong 2004 and a substandard 2005, the Balanced Fund appears increasingly well positioned to achieve our three investment objectives – long-term capital appreciation, capital preservation and regular current income.

•

Long-term capital appreciation: We feel good about our portfolio of companies at today’s prices. The stock portion of the Fund is 53% of net assets, up from 43% at the end of 2004 to another new high. These stocks in aggregate are materially cheaper than they were a year ago. Our companies are generally doing well, with most underlying business values growing faster than their stock prices.

•

Capital preservation: Our investment approach is designed to guard against permanent losses (rather than temporary declines in price). We think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. This discount provides what Benjamin Graham called a “margin of safety.” Our defensive bond portfolio and high level of cash and short-term securities provide additional layers of protection.

•

Regular current income: Current income remains a challenge, but conditions are gradually improving. Significantly higher short-term interest rates have increased yields on our short-term reserves and improved the return profiles of 2-5 year bonds. In addition, over half of the Fund’s stocks pay dividends, some modest but many significant.

Thank you once again for your continued confidence in the Fund and our firm.

Regards,

Bradley P. Hinton
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

BALANCED FUND

Schedule of Investments in Securities
December 31, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 52.5%

Media Content and Distribution — 13.3%

Newspaper, Television, Radio and Content — 9.2%
Liberty Media Corp. - A*	230,000	$1,810,100
Cumulus Media, Inc. - CL A*	88,000	1,092,080
The Washington Post Co. CL B	1,200	918,000
News Corp. - CL A	52,500	816,375
Viacom Inc. - CL B	20,000	652,000
CBS Corp. CL B - When Issued*	15,000	382,500
Discovery Holding Co. - A*	16,500	249,975

		5,921,030
Cable Television — 4.1%
Comcast Corp. - Special CL A*	60,000	1,541,400
Liberty Global, Inc. - C*	53,000	1,123,600

		2,665,000

		8,586,030
Consumer Products and Services — 13.0%

Retailing — 8.6%
Cabela’s, Inc. CL A*	115,000	1,909,000
Wal-Mart Stores, Inc.	36,500	1,708,200
IAC/InterActiveCorp*	30,000	849,300
Expedia, Inc.*	25,000	599,000
AutoZone, Inc.*	5,500	504,625

		5,570,125
Consumer Goods — 2.5%
Mohawk Industries, Inc.*	7,000	608,860
Molson Coors Brewing Co. - B	9,000	602,910
Diageo PLC - Sponsored ADR	7,500	437,250

		1,649,020
Restaurants — 1.1%
Outback Steakhouse, Inc.	16,500	686,565

Education — 0.8%
Corinthian Colleges, Inc.*	44,000	518,320

		8,424,030

Mortgage Services — 8.2%

Originating and Investing — 5.0%
Countrywide Financial Corp.	56,000	1,914,640
Redwood Trust, Inc.	32,500	1,340,950

		3,255,590

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Government Agency — 3.2%
Fannie Mae	23,300	$1,137,273
Freddie Mac	14,000	914,900

		2,052,173

		5,307,763
Banking and Insurance — 7.6%

Banking — 4.3%
Hudson City Bancorp, Inc.	95,000	1,151,400
Wells Fargo & Co.	10,000	628,300
Washington Mutual, Inc.	13,000	565,500
U.S. Bancorp	14,000	418,460

		2,763,660
Insurance — 3.3%
Berkshire Hathaway, Inc. CL B* (a)	730	2,142,915

		4,906,575

Healthcare — 4.5%

Providers — 2.3%
Pediatrix Medical Group, Inc.* (a)	9,500	841,415
Laboratory Corporation of America Holdings*	11,500	619,275

		1,460,690
Managed Care — 2.2%
WellPoint, Inc.*	10,000	797,900
UnitedHealth Group, Inc.	10,000	621,400

		1,419,300

		2,879,990
Commercial Services — 2.9%

Coinstar, Inc.*	51,000	1,164,330
First Data Corp.	17,000	731,170

		1,895,500

Diversified Industries —2.3%

Tyco International Ltd.	52,500	1,515,150

Telecommunications — 0.7%

Telephone and Data Systems, Inc. - Special	14,000	484,540

Total Common Stocks (Cost $32,497,790)		33,999,578

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

CORPORATE BONDS — 1.8%

Telephone and Data Systems, Inc. 7.0% 8/01/06	$500,000	$503,926
Liberty Media Corp. 3.5% 9/25/06	125,000	124,343
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	290,758
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	244,331

Total Corporate Bonds (Cost $1,179,753)		1,163,358

MORTGAGE-BACKED SECURITIES — 2.2%(d)

Federal Agency CMO and REMIC — 2.2%

Freddie Mac 6.0% 4/15/27 (0.2 years)	15,571	15,555
Fannie Mae 4.25% 6/25/33 (1.4 years)	214,736	212,395
Fannie Mae 4.5% 11/25/14 (3.7 years)	460,000	454,407
Freddie Mac 4.5% 1/15/10 (3.9 years)	750,000	739,104

Total Mortgage-Backed Securities (Cost $1,439,675)		1,421,461

TAXABLE MUNICIPAL BONDS — 0.5%

University of California 4.85% 5/15/13	300,000	297,240

Total Taxable Municipal Bonds (Cost $297,247)		297,240

U.S. TREASURY AND GOVERNMENT AGENCY — 21.1%

U.S. Treasury — 18.2%

U.S. Treasury Note 3.5% 11/15/06	300,000	297,738
U.S. Treasury Note 3.75% 3/31/07	500,000	495,898
U.S. Treasury Note 3.625% 06/30/07	2,000,000	1,977,814
U.S. Treasury Note 3.0% 11/15/07	300,000	292,617
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,224,659
U.S. Treasury Note 3.75% 05/15/08	1,250,000	1,232,617
U.S. Treasury Note 3.125% 10/15/08	300,000	290,285
U.S. Treasury Note 3.0% 2/15/09	400,000	384,032
U.S. Treasury Note 2.625% 3/15/09	500,000	474,122
U.S. Treasury Note 3.625% 7/15/09	500,000	487,930
U.S. Treasury Note 6.5% 2/15/10	400,000	431,610
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,725,460
U.S. Treasury Note 5.0% 2/15/11	400,000	412,110
U.S. Treasury Note 5.0% 8/15/11	500,000	516,231
U.S. Treasury Note 4.375% 8/15/12	1,000,000	1,000,196
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	538,965	536,081

		11,779,400

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency Securities — 2.9%

Fannie Mae 4.25% 12/21/07	$400,000	$396,531
Federal Home Loan Bank 3.55% 4/15/08	500,000	487,653
Freddie Mac 4.0% 4/28/09	240,000	234,846
Fannie Mae 4.01% 10/21/09	400,000	390,354
Federal Home Loan Bank 4.16% 12/08/09	400,000	392,231

		1,901,615

Total U.S. Treasury and Government Agency (Cost $13,848,815)		13,681,015

SHORT-TERM SECURITIES — 20.8%

Wells Fargo Advantage Government Money Market Fund 4.2%(c)	1,079,155	1,079,155
Federal Home Loan Bank Discount Note 4.407% 3/22/06(b)	$3,000,000	2,972,472
U.S. Treasury Bill 3.949% due 3/16/06(b)	9,500,000	9,425,881

Total Short-Term Securities (Cost $13,475,111)		13,477,508

Total Investments in Securities (Cost $62,738,391)		64,040,160
Covered Call Options Written — (0.0%)		(12,375)
Other Assets in Excess of Other Liabilities — 1.1%		731,930

Net Assets — 100%		$64,759,715

Net Asset Value Per Share		$11.01

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Pediatrix Medical Group, Inc.	May 2006 / $90	2,500	$(12,375)

Total Call Options Written (premiums received $14,937)			$(12,375)

*	Non-income producing

(a)	Fully or partially pledged as collateral on outstanding written options and/or when issued securities.

(b)	Rate presented represents the yield to maturity at the date of purchase.

(c)	Rate presented represents the annualized 7-day yield at December 31, 2005.

(d)	Number of years indicated represents estimated average life of mortgage-backed securities.

PORTFOLIO MANAGER LETTER – FIXED INCOME FUND AND GOVERNMENT MONEY MARKET FUND

January 18, 2006

Dear Fellow Shareholder:

Fixed Income Fund Overview

          The Fixed Income Fund’s total return for the fourth quarter of 2005 was +0.5%, which consisted of approximately +0.9% from net interest and dividend income (after deducting fees and expenses) and -0.4% from (net unrealized) depreciation of our bonds and other investments. Our fourth quarter return equaled the +0.5% return of the Lehman Brothers Intermediate U.S. Government / Credit Index, our Fund’s primary benchmark. For the year our total return was +1.6%.

          Total returns for longer periods of time are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective, given our Fund’s defensive propensity (i.e. a shorter average maturity than the Lehman Intermediate Index).

	Average Annual Total Returns**
	(Through 12/31/05)

	1-Year	3-Year	5-Year	10-Year

Fixed Income Fund	1.6%	3.5%	4.6%	5.3%

Lehman Brothers Intermediate U.S. Government/Credit Index *	1.6	3.0	5.5	5.8
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	1.4	2.2	4.7	5.4
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	1.8	2.0	4.1	5.1

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart shows a profile of our portfolio and asset allocation as of December 31:

Average Maturity	3.3 years
Average Duration	2.7 years
Average Coupon	4.2%
30-Day SEC Yield at 12-31-05	3.8%
Average Rating	AAA

Overview – Same song, different verse

          The fourth quarter continued a trend that began nearly a year and a half ago when the Federal Open Market Committee of the Federal Reserve began raising the Federal Funds Rate (the overnight lending rate between banks). That trend has been a rise in the level of short-term interest rates with only modest impact on long-term rates.

          At every Federal Reserve Board meeting since June of 2004 the Fed has raised short-term interest rates (the Fed Funds Rate) by 1/4 of one-percent. In seemingly predictable fashion, the Fed voted to raise interest rates on December 13th for the 13th straight time (sure glad it wasn’t a Friday), bringing the Fed Funds Rate to 4.25%. As a result, short-term interest rates (those maturing in less than a year) increased approximately 50 basis points (a basis point equals 1/100 of one-percent) during the fourth quarter.

          Long-term interest rates barely budged, however. These rates are set more by market forces (supply and demand, expectations of future economic growth and inflation, etc.) than by Federal Reserve “edict”. Ten-year Treasury yields increased approximately 7 basis points in the quarter while the yield on the Treasury “long bond” maturing in 26 years declined 3 basis points.

          The result was a further “flattening” of the yield curve (a line that plots the interest rates of bonds having equal credit quality but differing maturity dates) where short- and long-term interest rates converge. At year-end, the yield curve was “inverted” for the first time since 2000, a situation where short-term rates are actually higher than long-term rates. This condition (inverted yield curve) has often preceded a recession and may cause the Fed to take a break from its monetary tightening campaign.

          Economic activity during the quarter reflected a resilient U.S. economy. GDP (Gross Domestic Product) expanded at a 4.1 percent annualized rate in the third quarter, the fastest since the first three months of 2004 and the 10th quarter in a row with growth of 3 percent or more. Actual inflationary pressures remained modest (the consumer price index rose at the same rate in 2005 as it did in 2004) despite energy prices that rose the most since 1990. Companies continue to have difficulty passing on higher fuel costs, which may be another reason Fed policy makers have suggested they may be close to finishing a series of rate increases.

Portfolio Review

          We continued to modestly extend the average maturity and duration of our portfolio in the fourth quarter. We accomplished this by adding to our U.S. Treasury and mortgage-backed securities investments, increasing their weights to 34.4% and 26.8% of our portfolio, respectively.

          We did not increase our modest exposure to corporate bonds (5.8% at year-end) as credit spreads (the incremental return for owning anything but the full faith and credit of the U.S. government) remain at or near historic lows. Corporate bondholders do not appear to be compensated enough for the risk of potential profit declines or further corporate takeovers by private equity firms in leveraged buyouts and other shareholder activism, such as Carl Icahn’s demand that Time Warner buy back $20 billion of its stock. When companies agree to such shareholder demands, bondholders can be hurt as some stockholder enhancing measures (such as stock buybacks) can undermine the creditworthiness of a company.

          Overall credit quality of our portfolio remains excellent with more than 90% comprised of AAA rated securities or U.S. Treasury and mortgage-backed securities.

          We also re-initiated an investment in a common stock during the quarter. Redwood Trust needs little introduction for longtime owners of the Fund. The company specializes in the ownership of high-quality real estate loans, particularly jumbo residential loans that have features such as low loan-to-value ratios or borrowers with strong credit histories. Jumbo loans generally consist of larger loan balances (typically those greater than $360,000) that U.S. government sponsored entities (Fannie Mae and Freddie Mac) are prohibited from owning. The decline in Redwood’s stock price in 2005 provided us an opportunity to once again purchase shares of this business at a reasonable price. We believe the investment should provide a sound dividend over time with the possibility for business value and stock price appreciation. Equally as important, Redwood is run by a management team whose interests are aligned with shareholder interests. They are interested in building shareholder value over the long-term without taking unnecessary risks.

Outlook

          The rise in bond yields in 2005 has made us somewhat more optimistic about future return possibilities for fixed-income investors. There remains plenty to worry about with respect to the possibility of further bond price weakness (higher yields) — from creeping inflation to rising deficits to a potential dollar or credit crisis. But the higher reinvestment opportunities today (versus a year ago) and the attendant higher “coupon” cash flows have improved the range of outcomes. Should rates continue to rise or credit spreads widen, we remain well situated to take advantage of opportunities.

Government Money Market Fund Overview

          The Government Money Market Fund closed the fourth quarter with a 7-day effective yield of 3.6%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

          Short-term interest rates continued to rise during the quarter as the Federal Reserve tightened monetary policy further. Since the Fed began its tightening campaign over a year ago, the Fed Funds rate (the overnight lending rate between banks) has been increased 13 times, to 4.25% as of December 31st. Monetary policy actions have a direct effect on the front end of the yield curve, typically securities maturing in less than a year. Consequently, the Fed’s actions have resulted in a growing income stream for money market and other ultra short-term fixed-income investors.

          The strategy in our Government Money Market Fund remains conservative. We invest in short-term government and government agency securities that have a weighted average maturity of less than 90 days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

          Overall, our portfolio’s yield has risen materially from a year ago. Recent comments from the Fed would seem to suggest that the end of the Fed’s tightening cycle may occur some time in 2006. In anticipation of this we have extended the average life of the Fund to take advantage of today’s higher yields. However, our ability to lock in rates is limited given the Fund’s short-term mandate (average maturity must be less than 90 days).

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

PORTFOLIO PROFILE — FIXED INCOME FUND

Credit Quality Ratings

U.S. Treasury and Mortgage-Backed Securities	61.2%
Aaa/AAA	18.8
A/A	1.2
Baa/BBB	1.7
Ba/BB	0.8
B/B, below, and non-rated	0.7
Cash Equivalents	15.6

100.0%

Sector Breakdown

U.S. Treasury and Government Agency	49.6%
Mortgage-Backed Securities	26.8
Short-Term Securities/Other	15.6
Corporate Bonds	5.8
Taxable Municipal Bonds	1.9
Common Stocks	0.3

100.0%

FIXED INCOME FUND

Schedule of Investments in Securities
December 31, 2005
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 5.8%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$690,000
Telephone & Data Systems, Inc. 7.0% 8/01/06	985,000	992,735
Cox Communications, Inc. 7.75% 8/15/06	1,000,000	1,014,518
Liberty Media Corp. 3.5% 9/25/06	850,000	845,530
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,031,960
HMH Properties, Inc. 7.875% 8/01/08	56,000	56,910
Liberty Media Corp. 7.875% 7/15/09	500,000	529,354
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	363,447
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	942,025
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	976,978
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	732,993
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,476,702

Total Corporate Bonds (Cost $9,730,688)		9,653,152

MORTGAGE-BACKED SECURITIES — 26.8%#

Federal Agency CMO and REMIC — 24.0%

Freddie Mac 6.0% 4/15/27 (0.2 years)	116,779	116,665
Fannie Mae 5.5% 12/25/26 (0.8 years)	814,653	815,264
Freddie Mac 5.5% 2/15/16 (1.3 years)	2,486,496	2,499,932
Fannie Mae 4.25% 6/25/33 (1.4 years)	906,188	896,308
Fannie Mae 5.0% 3/25/15 (1.6 years)	891,731	890,885
Fannie Mae 3.5% 10/25/13 (1.6 years)	2,150,000	2,102,680
Fannie Mae 5.0% 9/25/27 (2.2 years)	1,732,976	1,727,582
Fannie Mae 6.0% 5/25/31 (2.2 years)	2,620,788	2,654,722
Fannie Mae 4.0% 11/25/13 (2.4 years)	2,000,000	1,972,270
Freddie Mac 4.0% 5/15/19 (2.4 years)	3,159,122	3,091,552
Freddie Mac 5.5% 4/15/24 (3.0 years)	2,000,000	2,012,708
Fannie Mae 4.5% 10/25/17 (3.7 years)	1,262,166	1,239,145
Fannie Mae 5.0% 12/25/15 (3.9 years)	4,000,000	3,985,468
Freddie Mac 5.5% 4/15/18 (3.9 years)	2,045,496	2,061,213
Freddie Mac 4.5% 1/15/10 (3.9 years)	4,250,000	4,188,255
Freddie Mac 4.5% 12/15/15 (4.2 years)	3,000,000	2,945,995
Fannie Mae 4.5% 4/25/17 (4.6 years)	3,000,000	2,936,545
Freddie Mac 4.5% 7/15/17 (5.6 years)	4,000,000	3,894,767

		40,031,956

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Agency Mortgage Pass-Through — 2.8%

Fannie Mae 4.0% 8/01/13 (3.0 years)	$957,001	$926,189
Fannie Mae 4.5% 6/01/14 (3.2 years)	1,216,836	1,196,660
Fannie Mae 6.5% 6/01/18 (3.8 years)	63,134	65,416
Freddie Mac 5.0% 6/01/18 (4.4 years)	598,993	594,144
Fannie Mae 5.0% 10/01/18 (4.5 years)	1,951,674	1,934,209

		4,716,618

Total Mortgage-Backed Securities (Cost $45,485,944)		44,748,574

TAXABLE MUNICIPAL BONDS — 1.9%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,127,861
Stratford, Connecticut 6.55% 2/15/13	500,000	539,515
University of California 4.85% 5/15/13	990,000	980,892
King County, Washington 8.12% 12/01/16	500,000	540,320

Total Taxable Municipal Bonds (Cost $3,181,169)		3,188,588

U.S. TREASURY AND GOVERNMENT AGENCY — 49.6%

U.S. Treasury — 34.4%

U.S. Treasury Note 3.75% 3/31/07	3,000,000	2,975,391
U.S. Treasury Note 3.5% 5/31/07	3,000,000	2,963,205
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,977,814
U.S. Treasury Note 4.0% 8/31/07	4,000,000	3,974,688
U.S. Treasury Note 3.375% 2/15/08	3,000,000	2,939,181
U.S. Treasury Note 3.75% 5/15/08	3,000,000	2,958,282
U.S. Treasury Note 4.125% 8/15/08	4,000,000	3,979,220
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,800,395
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,844,729
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,927,580
U.S. Treasury Note 4.0% 3/15/10	10,000,000	9,859,770
U.S. Treasury Note 5.0% 8/15/11	3,000,000	3,097,383
U.S. Treasury Note 4.375% 8/15/12	5,000,000	5,000,980
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,155,860	2,144,324
U.S. Treasury Note 4.25% 8/15/14	5,000,000	4,946,880

		57,389,822

Government Agency — 15.2%

Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,946,588
Fannie Mae 4.25% 12/21/07	2,000,000	1,982,656
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,018,572
Fannie Mae 4.08% 6/06/08	4,000,000	3,935,460
Freddie Mac 4.0% 4/28/09	240,000	234,846

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 15.2% (continued)

Freddie Mac 3.25% 7/09/09	$1,000,000	$953,056
Fannie Mae 4.01% 10/21/09	2,000,000	1,951,772
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,470,867
Fannie Mae 4.125% 4/28/10	2,000,000	1,954,524
Freddie Mac 4.125% 6/16/10	1,000,000	976,593
Federal Home Loan Bank 3.0% 6/30/10(a)	1,000,000	981,688
Freddie Mac 5.5% 9/15/11	1,000,000	1,036,319
Fannie Mae 4.375% 7/17/13	2,000,000	1,934,348
Freddie Mac 5.0% 11/13/14	3,000,000	2,983,518

		25,360,807

Total U.S. Treasury and Government Agency (Cost $83,678,236)		82,750,629

COMMON STOCKS — 0.3%

Redwood Trust, Inc. (Cost $439,888)	10,000	412,600

SHORT-TERM SECURITIES — 14.8%

Wells Fargo Advantage Government Money Market Fund 4.2%(b)(Cost $24,654,749)	24,654,749	24,654,749

Total Investments in Securities (Cost $167,170,674)		165,408,292
Other Assets Less Other Liabilities — 0.8%		1,304,850

Net Assets — 100%		$166,713,142

Net Asset Value Per Share		$11.36

*	Non-income producing – issuer in default.

(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of December 31, 2005.

(b)	Rate presented represents the annualized 7-day yield at December 31, 2005.

#	Number of years indicated represents estimated average life of mortgage-backed securities.

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
December 31, 2005
(Unaudited)

	Principal
	amount
	or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 93.6%†

U.S. Treasury — 59.8%

U.S. Treasury Bill 3.949% 3/16/06	$30,000,000	$29,761,967

Government Agency — 33.8%

Federal Home Loan Bank Discount Note 4.407% 3/22/06	17,000,000	16,837,556

Total U.S. Treasury and Government Agency		46,599,523

SHORT-TERM SECURITIES — 5.9%

Wells Fargo Advantage 100% Treasury Money Market Fund 3.4%(a)	2,913,237	2,913,237

Total Investments in Securities (Cost $49,512,760)		49,512,760
Other Assets Less Other Liabilities — 0.5%		266,900

Net Assets — 100%		$49,779,660

Net Asset Value Per Share		$1.00

†	Rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2005.

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer
Delmer L. Toebben	Distributor
Wallace R. Weitz	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbols:
Value Fund – WVALX
Hickory Fund – WEHIX
Partners Value Fund – WPVLX
Balanced Fund – WBALX
Fixed Income Fund – WEFIX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing. A current Prospectus is available at www.weitzfunds.com or by calling 800-304-9745.